                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                  FILED PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report(Date of Earliest Event Reported):  November 30,1995

                        COMMISSION FILE NO.   0-17594

                          AMCOR CAPITAL CORPORATION
            -----------------------------------------------------
           (Exact name of registrant as specified in its charter)


               DELAWARE                                33-0329559
        -------------------------------              -------------
        (State or other jurisdiction of             (I.R.S. Employer
         incorporation or organization)              Identification No.)


      52300 Enterprise Way, Coachella, California            92236
      -------------------------------------------         ---------
      (Address of principal executive offices)            (Zip Code)


                               (619) 398-9520
          -------------------------------------------------------
            (Registrants telephone number, including Area Code)


                               Inapplicable
          -------------------------------------------------------
         (Former name and address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On November 30, 1995, the Company acquired, in a non-monetary transaction, a 50% interest in PS III Farms, L.L.C., an Oregon limited liability company (L.L.C.) from an affiliated partnership in exchange for its residual rights to certain wine grape vineyards located in San Luis Obispo County, California. The wine grape vineyards were originally sold by the Company in 1993 to a third party at a bargain price with the Company receiving a favorable repurchase option. For financial reporting purposes, that event was treated as a financing transaction.

     The purchase price of the investment in PS III Farms, L.L.C.
consisted of the following:

       Net book value of assets transferred             $1,087,013
       Satisfaction of advance to affiliated entity        508,200
       Gain on transaction                                 830,787
                                                        ----------
                                                        $2,426,000
                                                        ==========

The purchase price of the interest was equal to 50% of the fair market value of PS III Farms' assets based upon a recent appraisal of its assets.

Reconcilation of AMCOR basis in investment to PS III Farms, L.L.C. members' equity.

       Basis per PS III Farms, L.L.C. members' equity  $  884,111
       Step-up in basis to fair market value            1,541,889
                                                        ---------
       AMCOR basis in investment                        2,426,000
                                                        =========

Item 7.  Financial Statements and Exhibits
       (a.) Financial Statements of business acquired

                          P S III FARMS, L.L.C.

                      INDEX TO FINANCIAL STATEMENTS

                             -----------------

                                                                    Page
                                                                    ----
Report of Independent Auditors                                         3

Financial Statements:

       Balance Sheet - December 31, 1995                               4

       Statement of Operations
            for the year ended December 31, 1995                       5

       Statement of Members' Equity
            for the year ended December 31, 1995                       6

       Statement of Cash Flows
            for the year ended December 31, 1995                       7


Notes to the Financial Statements                                      9


All other schedules are omitted as the required information is inapplicable or the information is presented in the financial statements or related notes.

                   REPORT OF INDEPENDENT AUDITORS
                   ------------------------------

To the Members
PS III Farms, L.L.C.


We have audited the accompanying balance sheet of PS III Farms, L.L.C.
as of December 31,1995, the related statement of operations, members' equity and cash flows for the year ended December 31, 1995. These financial statements and schedules referred to below are the respon-sibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PS III Farms, L.L.C. as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


KELLY & COMPANY



/s/ KELLY & COMPANY
------------------------
Newport Beach, California
February 12, 1996

                           P S III FARMS, L.L.C.

                               BALANCE SHEET
                             December 31, 1995


                                 ASSETS
                                                                    1995
                                                                   ------
        Current assets:

               Cash                                              $    2,569

        Property and equipment, net                               3,777,368

        Loan fees, net                                               65,368
                                                                 ----------
                       Total assets                              $3,845,305
                                                                 ==========

                       LIABILITIES AND MEMBERS' EQUITY

        Current liabilities:

               Note payable, current portion                     $  303,494

        Note payable, net of current portion                      2,526,506
                                                                 ----------
                        Total liabilities                         2,830,000

        Members' equity                                           1,015,305
                                                                 ----------
                        Total liabilities and members' equity    $3,845,305
                                                                 ==========







     The accompanying notes are an integral part of the financial statements

                            P S III FARMS, L.L.C.

                           STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1995



        Rental income                                       $125,257

        Operating costs and expenses:
             Depreciation                                    204,763
             Interest                                        175,257
             Other operating expenses                         14,308
                                                           ---------
        Total operating costs and expenses                   394,328
                                                           ---------

        Net loss                                           ($269,071)
                                                           =========


























     The accompanying notes are an integral part of the financial statements

                             P S III FARMS, L.L.C.


                       STATEMENT OF MEMBERS'  EQUITY

                     For the Year Ended December 31, 1995


                               Enterprise          AMCOR           Robert and
                                 Packing          Capital             Linda
                                 Company         Corporation         Mueller         Total
                               ----------        -----------       ----------     ----------
Capital contributed
  at inception                 $3,237,845              -           $  276,940     $3,514,785

Capital  contributed
  during the year                   2,000              -               -               2,000

Member distributions           (2,232,409)             -               -          (2,232,409)

Transfer of interest in non-
  monetary exchange              (884,111)         $  884,111          -               -

Net loss                         (123,325)            (11,211)       (134,535)      (269,071)
                               ----------        ------------      ----------     ----------
Balance at December 31, 1995         -             $  872,900      $  142,405     $1,015,305
                               ==========        ============      ==========     ==========
























  The accompanying notes are an integral part of the financial statements

                             P S III FARMS, L.L.C.

                            STATEMENT OF CASH FLOWS
                      For the Year Ended December 31, 1995

        Cash flows provided by (used in) operating activities:
               Net (loss)                                                   ($ 269,071)

               Adjustments to reconcile net (loss) to net cash
                provided by operating activities:
                   Depreciation expense                                        204,763
                   Amortization                                                  2,254
                   (Increase) in loan fees                                     (67,622)
                                                                            ----------
                   Net cash (used in) operating activities                    (129,676)
                                                                            ----------

        Cash flows (used in) investing activities:
               Purchase of property and equipment                             (103,000)
                                                                            ----------
                   Net cash (used in) investing activities                    (103,000)
                                                                            ----------

        Proceeds from cash flows provided by (used in) financing activities:

               Proceeds from note payable                                    2,830,000
               Repayment of notes payable                                     (364,346)
               Member contributions                                              2,000
               Distribution to members                                      (2,232,409)
                                                                            ----------
                   Net cash provided by in financing activites                 235,245

                   Net increase (decrease) in cash                               2,569

        Cash at beginning of year                                                    0
                                                                            ----------
        Cash at end of year                                                     $2,569
                                                                            ==========

                        Supplemental Disclosure of Cash Flow Information

        Cash paid during the year for:                                            1995

               Interest                                                       $175,257







  The accompanying notes are an integral part of the financial statements

                            P S III FARMS, L.L.C.

                           STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 1995

                      Supplemental Schedule of Non-Cash
                Investing and Financing Activities, Continued

        Assets contributed in non-cash transactions:

               Assets acquired                                              $3,879,131

               Liabilities assumed                                           ($364,346)

               Capital contribution by members                             ($3,514,785)





































     The accompanying notes are an integral part of the financial statements

                                     8


                        AMCOR CAPITAL CORPORATION

               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   Summary of Significant Accounting Policies
     ------------------------------------------

     Operations and Revenue Recognition
     ----------------------------------

     The Company is an Oregon limited liability company engaged in the
        leasing of      farm land.  The Company recognizes revenue when payment is received.


     Cash and Equivalents
     --------------------

     The Company has no requirements for compensating balances.  The
     Company maintains cash balances in bank accounts which exceed federally insured limits, however the Company has not experienced any losses in such accounts.

     Property and Equipment
     ----------------------

     Property and equipment are recorded at cost and are depreciated using the straight-line method over the expected useful lives noted below.
     Expenditures for normal maintenance and repairs are charged to income, and significant improvements are capitalized. The cost and related accumulated depreciation of assets are removed from the accounts upon retirement or other disposition; any resulting profit or loss is reflected in the statement of operations.

                                               Estimated Useful
                                                    Life
                                               ----------------
          Farm and irrigation equipment            20 years
          Building                                 39 years

     Loan Fees
     ---------

     Certain costs of obtaining loans have been capitalized and are being amortized over the life of the loan.


Continued
                                     9

                        AMCOR CAPITAL CORPORATION

               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   Summary of Significant Accounting Policies, Continued
     -----------------------------------------------------

     Income Taxes
     ------------

     The Company is an Oregon limited liability company and has elected to be taxed as a partnership. Therefore, no income tax provision has been included in the financial statements because income or loss of the Company is reported by the respective members for income tax purposes.


     Disclosures about Fair Values of Financial Instruments
     ------------------------------------------------------

     The Company accounts for the value of financial instruments using the fair value method as described in the Statement of Financial Standards
     No. 107(SFAS 107). SFAS No. 107 was adopted by the Company during 1995.



2.   Property and Equipment
     ----------------------

                                                             1995
                                                         ----------
     Property and equipment consists of the following:
          Farm and irrigation equipment                  $3,879,060
          Building                                          235,075
                                                         ----------
                                                          4,114,135
          Less: accumulated depreciation                   (969,853)
                                                         ----------
                                                          3,144,282
          Land                                              633,086
                                                         ----------
                                                         $3,777,368
                                                         ==========





Continued

                                     10




                        AMCOR CAPITAL CORPORATION

               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3.   Note Payable
     ------------

     Note payable, secured by real property,
     building and farm and irrigation equipment,
     and guaranteed by the original members of
     the Company with a variable interest rate of
     Reuters Libor plus 2.75 (8.1375% at
     November 30, 1995); and annual payments
     of $383,087 due May 1 of each year
     including the due date May 1, 2000.           $2,830,000
          Less current maturities                    (303,494)
                                                   ----------
                                                   $2,526,506
                                                   ==========

     Maturities of notes payable for the fiscal years ending December 31

          1996                                        $303,494
          1997                                         174,317
          1998                                         188,721
          1999                                         204,316
          2000                                       1,959,152

     The Company was in compliance with all covenants of the loan at year end.

4.   Disclosures about Fair Values of Financial Instruments
     ------------------------------------------------------

     SFAS No. 107, Disclosures about Fair Value of Financial Instruments requires disclosure of the fair value of all financial instruments both on and off the Company's balance sheets. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different

Continued
                                     11



                        AMCOR CAPITAL CORPORATION

               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.   Disclosures about Fair Values of Financial Instruments, Continued
     -----------------------------------------------------------------

     market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     The following methods and assumptions were used by the Company in estimating fair value disclosures for financial statements:

     Cash and equivalents and current maturity of long term debt are reported in the balance sheet at approximate fair value due to the short term maturities of these instruments.


     Long term debt:

     The fair value is estimated by determining the net present value of future payments. The carrying amount on the balance sheet approximates the fair value of the debt since the loan has a variable interest rate.

























Continued

                                     12



(b)  Pro forma financial information


     The accompanying unaudited pro forma balance sheet and statements of operations reflect the consolidated financial position and operations of AMCOR Capital Corporation and Subsidiaries as of August 31, 1995 and its operations for the year ended August 31, 1995. Each of these pro forma financial statements reflect the purchase of a 50% interest in PS III Farms, L.L.C.

     The pro forma balance sheet at August 31, 1995 assumes that the purchase of a 50% interest in PS III Farms, L.L.C. occurred on that date. The pro forma statement of operations of the year ended August
     31, 1995 assumes that this purchase was completed on September 1, 1994.

     The pro forma financial information is not necessarily indicative of the results which actually would have occurred had the transactions been in effect on the dates and for the period indicated or which may result in the future.


























Continued

                                     13


                       AMCOR CAPITAL CORPORATION

           PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                            August 31, 1995

                                 ASSETS

                                             Company       Adjustments        Pro Forma
                                            ----------     -----------        ----------
       Current assets:
         Cash and equivalents               $1,809,262                        $1,809,262
         Accounts receivable                   159,669                           159,669
         Advances due from affiliates        3,249,369   (A)  (508,200)        2,741,169
       Notes receivable, other               3,699,926                         3,699,926
       Inventories                             425,225                           425,225
       Prepaids and deposits                    23,699                            23,699
       Accrued interest                        143,586                           143,586
                                            ----------     -----------        ----------
         Total current assets                9,510,736        (508,200)        9,002,536

       Property and equipment               10,475,182   (A)(2,365,406)        8,109,776
       Notes receivable:
         Affiliated partnerships and
            related parties                    262,000                           262,000
         Other                               1,145,179                         1,145,179
       Investments                             314,329   (A) 2,426,000         2,740,329
                                            ----------     -----------        ----------
         Total assets                      $21,707,426       ($447,606)      $21,259,820
                                            ==========     ===========        ==========


       Current liabilities:
         Accounts payable                  $2,683,153                         $2,683,153
         Advances                             957,422                            957,422
         Notes payable, affiliates               -                                  -
         Notes payable, other                 344,900                            344,900
         Income taxes, payable                 12,281                             12,281
         Accrued interest                     178,996                            178,996
         Deposits                           1,278,392    (A)(1,278,392)             -
                                           ----------      -----------        ----------
            Total current liabilities       5,455,144       (1,278,392)        4,176,752

       Notes payable:
         Affiliated partnerships            2,218,150                          2,218,150
         Other                              3,326,750                          3,326,750
       Shareholders' equity                10,707,382    (A)   830,786        11,538,168
                                           ----------      -----------        ----------
         Total liabilities and
            shareholders' equity          $21,707,426        ($447,606)      $21,259,820
                                          ==========      ===========        ==========

Continued
                                     14

                        AMCOR CAPITAL CORPORATION

           PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                   For the Year Ended August 31, 1995


                                            Company        Adjustments        Pro Forma
                                           ----------      -----------        ----------
  Revenues:
    Crop sales and other farm income        $9,477,397            -           $ 9,477,397
    Management and other fees                  923,103            -               923,103
    Equity in income (loss) of investees       216,208    (B)($134,535)            81,673
       Other operating income                  969,182            -               969,182
                                            ----------     -----------        -----------
                                            11,585,890        (134,535)        11,451,355
                                            ----------     -----------        -----------

  Operating costs and expenses:
    Farming costs and cost of crops sold     8,702,185            -             8,702,185
    Other operating expenses                   710,372            -               710,372
    Wages and salaries                         663,779            -               663,779
    Depreciation expense                       378,778            -               378,778
                                            ----------     -----------        -----------
                                             9,825,114            -             9,825,114
                                            ----------     -----------        -----------
  Income from operations                     1,760,776            -             1,626,241
                                            ----------     -----------        -----------


  Other income (expense):
    Gain on sale of assets                     135,865            -               135,865
    Interest expense                          (711,039)           -              (711,039)
                                             ----------    -----------        -----------
                                              (575,174)           -              (575,174)

  Income before income taxes                 1,185,602            -             1,051,067

  Provision for income taxes                    12,281            -                12,281
                                            ----------     -----------        -----------

  Net income                                $1,173,321       ($134,535)        $1,038,786
                                            ==========     ===========        ===========







Continued

                       AMCOR CAPITAL CORPORATION

             NOTES TO PRO FORM FINANCIAL STATEMENTS (UNA)
                            August 31, 1995




A. To record acquisition of 50% interest in P S III Farms, L.L.C. at November 30, 1995.


B.     To record AMCOR share of loss from P S III Farms, L.L.C.

                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 AMCOR CAPITAL CORPORATION
                              -------------------------------
                                        (Registrant)

Dated: February 13, 1996

                               by: /s/ Fred H. Behrens
                              -------------------------------
                               Fred H, Behrens, Chairman of the
                               Vice President of Finance and
                               Board and Chief Executive Officer